SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): December 23, 1998


                              PRIME CELLULAR, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-18700              13-3570672
(State or other jurisdiction       (Commission         (I.R.S. Employer
    of incorporation)              File Number)       Identification No.)


             580 Marshall Street, Phillipsburg, New Jersey     08863
               (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (908) 387-1673


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           Former name or former address, if changed since last report

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c). Exhibits.

     16.1 Letter from Marcum & Kliegman LLP regarding change in Registrant's certifying accountant, which was the subject matter, in part, of Registrant's Report on Form 8-K filed on December 31, 1998.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                          PRIME CELLULAR, INC.

                                          By /s/ Joseph K. Pagano
                                             ----------------------------------
                                             Joseph K. Pagano
                                             Chief Executive Officer
                                             (Duly authorized officer)

Date:  January 7, 1999

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